                MUTUAL FUNDS
[EATON VANCE    FOR PEOPLE
    LOGO]       WHO PAY                                              [PHONE AND
                TAXES-Registered Trademark-                          CALCULATOR]





      Annual Report October 31, 2000

[FLAG WITH
NYSE ON IT]               EATON VANCE
                          TAX-MANAGED
                           EMERGING
                            GROWTH
                             FUND




[1099 FORM -- ADDING MACHINE AND TAPE]

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND as of October 31, 2000
-----------------------------------------------------------------------------
L E T T E R   T O   S H A R E H O L D E R S
-----------------------------------------------------------------------------

[PHOTO]           Eaton Vance Tax-Managed Emerging Growth Fund Class A shares had a total return of 25.78% during the year ended October
                  31, 2000. That return was the result of an increase in net asset value per share (NAV) from $13.11 on October 31, 1999
James B. Hawkes   to $16.49 on October 31, 2000.(1) Class B shares had a total
President         return of 24.86% for the same period, the result of an
                  increase in NAV from $12.91 to $16.12.(1) Class C shares had a total return of 24.80% for the same period, the result of an increase in NAV from $12.86 to $16.05.(1)

By comparison, the S&P Small Cap 600 Index -- a widely recognized, unmanaged index of small-capitalization stocks -- had a total return of 25.66% for the period from October 31, 1999 to October 31, 2000.(2)

The year 2000 has been a volatile period in the U.S. equity markets. While the economy continued to exhibit signs of healthy -- if more tempered -- growth, other factors have contributed to a wild ride for stocks. Since June of last year, the Federal Reserve Board has raised its target federal funds rate, a key indicator of short-term interest rates, by 175 basis points (1.75%). While there is convincing evidence that the Fed has successfully engineered a "soft landing" for the economy, the downside is that slowed consumer spending can have a negative impact on corporate profits, and therefore, stock prices.

The prospects for slower growth, higher inflation (mainly due to skyrocketing fuel costs), and lower corporate profits had investors, especially in the volatile technology sector, reeling throughout the year from the wild swings in the market. More recently, renewed tensions in the Middle East and the uncertain outcome of the U.S. Presidential Election kept the markets from regaining lost ground.

An economic slowdown, dramatic market swings in a compressed time frame, and changes in investor sentiment all underscore the fact that the financial markets are largely unpredictable. At Eaton Vance, we are confident that our years of experience, our research capabilities, and our investment discipline give us the tools we will need to navigate the dramatic turns that surely await us. As always, we urge investors to diversify their portfolios and to take a long-term investment view. On the pages that follow, Portfolio Manager Jack Smiley discusses the Fund's performance over the past year.

                                     Sincerely,

                                     /s/ James B. Hawkes
                                     President
                                     November 29, 2000

-----------------------------------------------------------------------------

Performance(3)               Class A          Class B          Class C
-----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------------------
One Year                      25.78%           24.86%           24.80%
Life of Fund+                 17.51            16.71            16.55

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-----------------------------------------------------------------------------
One Year                      18.55%           19.86%           23.80%
Life of Fund+                 15.29            16.00            16.55

+Inception Dates -- Class A: 9/25/97; Class B: 9/29/97; Class C: 9/29/97


Ten Largest Equity Holdings(4)
-----------------------------------------------------------------------------
Applied Micro Circuits Corp.               2.2%
Interwoven, Inc.                           2.1
SERENA Software, Inc.                      2.0
BISYS Group, Inc. (The)                    1.9
Devry, Inc.                                1.9
Elantec Semiconductor, Inc.                1.8
MiniMed, Inc.                              1.8
Entercom Communications Corp.              1.8
Dallas Semiconductor Corp.                 1.7
NetIQ Corp.                                1.7

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. (2) It is not possible to invest directly in an Index. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. (4) Ten largest equity holdings accounted for 18.9% of the Fund's net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


-----------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
-----------------------------------------------------------------------------

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND as of October 31, 2000
-----------------------------------------------------------------------------
M A N A G E M E N T   D I S C U S S I O N
-----------------------------------------------------------------------------

AN INTERVIEW WITH EDWARD E. (JACK) SMILEY, VICE PRESIDENT AND PORTFOLIO MANAGER OF EATON VANCE TAX-MANAGED EMERGING GROWTH FUND

Q:   Jack, would you give us an overview of the              [PHOTO]
     market for the past year?

A:   We had a market that was very strong in the
     fourth quarter of 1999 and then, beginning in           Edward E. (Jack)
     August of 2000, we began to see some profit taking.     Smiley, CFA
     Investors became more cautious because                  Portfolio Manager
     of the high valuations of so many of the technology stocks, and that caused an overheated market to settle down. However, small cap stocks generally outperformed the overall market.

     Right now, I think we're experiencing a period of change in the corporate demand for some technologies, including communications semiconductor chips and some specialized software. This will probably keep us in a choppy market environment in the short term. Several large companies (such as Northern Telecom and Lucent) pre-announced reduced expectations, which may limit some of the incremental demand for technology companies. That's the main challenge for small company growth and all growth stocks right now. I don't believe we'll see much significant movement until fourth quarter earnings are reported in the middle of January and February of 2001, so I think that the market will probably wait to get confirmation on business tones before we see a huge gain in the market. This goes hand in glove with an economy that could still be healthy but not necessarily as robust as it has been.

Q: How did Tax-Managed Emerging Growth Fund perform in this market environment?

A: The Fund performed well for the year ended October 31, 2000. Its returns were in line with the S&P 600, its benchmark index.* What was significant was that for the second consecutive year, many small cap growth stocks outperformed the S&P 500, an indicator of the overall market.* For that same one-year time period, the S&P 500 returned 6.08%, reflecting the dramatic volatility stocks have experienced this year.

Q:   Were there any specific areas that had a positive affect on performance?

A: This year, communications and specialty semiconductor stocks helped provide strong returns for the Fund. With the growth of the Internet generating demand for increased bandwidth, and with new optical networks being built for the data and commercial business markets, we have seen escalating demand for communications semiconductor chips. And by holding positions in some of these types of companies, the Fund has benefitted from this. Recently, we've seen where some of these stocks are going through a profit taking phase, as we mentioned earlier.


Five Largest Sector Positions+
-----------------------------------------------------------------------------
By total net assets

-----------------------------------------------------------------------
Electronics -- Semiconductor Manufacturing                        12.6%
-----------------------------------------------------------------------

--------------------------------------
Oil and Gas -- US Exploration
and Production                    6.3%
--------------------------------------

---------------------------------
Computer Services            5.4%
---------------------------------

-------------------------------
Medical -- Biomed/Genetics 5.3%
-------------------------------

-------------------------
Medical Products     4.7%
-------------------------


+Fund holdings subject to change due to active management. Five largest sector holdings account for 34.3% of the Fund.


*The S&P Small Cap 600 Index is a broad-based, unmanaged market index of 600 small capitalization stocks. The S&P 500 Composite Index is an unmanaged index commonly used as a measure of U.S. stock market performance. It is not possible to invest directly in an Index.

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND as of October 31, 2000
-----------------------------------------------------------------------------
M A N A G E M E N T   D I S C U S S I O N
-----------------------------------------------------------------------------

     Investors have been uncomfortable with the high prices of some of these stocks and consequently have been selling them to take a profit. We believe, however, that the fundamentals of these companies are solid, and that next year, the stocks should reassert themselves and that the market will still be good for them. We still see a lot of potential for growth in the communications area.

Q:   Were there any other noteworthy sectors this year?

A: Biotechnology was another area that performed well. In many cases, biotech companies have started to get more respect for product development. There is enormous growth potential for biotech, thanks to new products that could launch in the next two to three years from licensing agreements, which is why the sector did well.

     The other theme that did well was education stocks. We've seen in the United States a great division in the labor force between people who have job skills and those who don't, and it is very worthwhile for those who don't have them to go back to school and get some kind of advanced professional training, perhaps in technology or in other skill sets. We think that will be a continuing phenomenon.

     Finally, energy was very strong, pretty much across the board. Most of our exposure in the energy sector was to exploration companies rather than drilling companies, and in some cases, we downsized that group. We had taken some profit in that area in the form of long-term gains, because we felt that some of the stocks had gotten ahead of themselves, and energy stocks were trading as much on political fears as on economics. A lot of that was due to the situation in the Middle East. As far as sectors that didn't work as well, we were very fortunate in that we didn't have much dot com exposure. But we did have some positions in e-business implementing companies that we have since scaled back on or sold outright.

Q:   How did the Fund fare in terms of tax-efficiency?

A: There are a lot of funds in our peer group that have paid out large capital gains distributions this year, due to the strong stock market. Fortunately, we appear to be at the upper end of the tax-efficiency range. That's a real benefit for our shareholders. Other funds that had strong performance achieved those returns in part by taking a lot of short-term profits -- that impacts the shareholder's tax bite at year end.

Q: Jack, you've indicated that there is currently a lot of volatility in the equity markets. How does this leave the Fund positioned in the months to come?

A: The Fund continues to be well diversified by holding about 130 stocks, which helps to reduce the impact of any disappointments in the Fund's portfolio. We continue to feel that most of the companies in the portfolio are experiencing strong revenue and earnings growth. We are experiencing a general slowdown in the economy, which will affect many of these companies, but they should be able to prosper, especially the companies with innovative products and unique services. We expect that they would continue to be able to generate good sales gains, as long as corporate customers are willing to spend money to increase productivity. In our research efforts, we will continue to look for companies that have a good value proposition and fast payback periods for clients who buy their products.

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND as of October 31, 2000
-----------------------------------------------------------------------------
P E R F O R M A N C E
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED EMERGING GROWTH FUND, CLASS A. VS. THE S&P SMALL CAP 600 INDEX*

[GRAPH]

PLOT POINTS:

Date       Value
9/30/1997    $10,000.00
10/31/1997    $9,681.91
11/30/1997    $9,522.86
12/31/1997    $9,930.42
1/31/1998     $9,811.14
2/28/1998    $10,616.30
3/31/1998    $11,043.74
4/30/1998    $11,113.32
5/31/1998    $10,357.86
6/30/1998    $10,884.69
7/31/1998    $10,119.29
8/31/1998     $8,151.10
9/30/1998     $8,996.03
10/31/1998    $9,403.58
11/30/1998   $10,039.76
12/31/1998   $11,113.32
1/31/1999    $11,153.08
2/28/1999    $10,238.57
3/31/1999    $10,606.36
4/30/1999    $10,755.47
5/31/1999    $10,984.10
6/30/1999    $11,908.55
7/31/1999    $11,789.27
8/31/1999    $11,759.45
9/30/1999    $12,266.40
10/31/1999   $13,031.81
11/30/1999   $14,244.54
12/31/1999   $16,272.37
1/31/2000    $15,874.75
2/29/2000    $19,224.66
3/31/2000    $19,075.55
4/30/2000    $16,928.43
5/31/2000    $15,904.58
6/30/2000    $17,763.42
7/31/2000    $16,461.24
8/31/2000    $18,439.37
9/30/2000    $17,634.20
10/31/2000   $16,391.65

Date       Value
9/30/1997    $10,000.00
10/31/1997    $9,568.41
11/30/1997    $9,498.77
12/31/1997    $9,690.58
01/31/1998    $9,501.59
02/28/1998   $10,367.04
03/31/1998   $10,762.92
04/30/1998   $10,826.49
05/31/1998   $10,253.15
06/30/1998   $10,281.65
07/31/1998    $9,496.47
08/31/1998    $7,663.47
09/30/1998    $8,132.82
10/31/1998    $8,510.55
11/30/1998    $8,989.56
12/31/1998    $9,563.54
01/31/1999    $9,443.92
02/28/1999    $8,592.82
03/31/1999    $8,703.77
04/30/1999    $9,278.77
05/31/1999    $9,504.67
06/30/1999   $10,045.62
07/31/1999    $9,956.89
08/31/1999    $9,518.89
09/30/1999    $9,559.30
10/31/1999    $9,535.72
11/30/1999    $9,937.07
12/31/1999   $10,750.49
01/31/2000   $10,417.28
02/29/2000   $11,812.32
03/31/2000   $11,375.56
04/30/2000   $11,180.59
05/31/2000   $10,849.17
06/30/2000   $11,490.73
07/31/2000   $11,208.65
08/31/2000   $12,202.18
09/30/2000   $11,869.95
10/31/2000   $11,944.24

Date       Value
9/30/1997    $10,000.00
10/31/1997    $9,128.40
11/30/1997    $8,978.44
12/31/1997    $9,362.70
1/31/1998     $9,250.23
2/28/1998    $10,009.37
3/31/1998    $10,412.37
4/30/1998    $10,477.97
5/31/1998     $9,765.70
6/30/1998    $10,262.42
7/31/1998     $9,540.77
8/31/1998     $7,685.10
9/30/1998     $8,481.72
10/31/1998    $8,865.98
11/30/1998    $9,465.79
12/31/1998   $10,477.97
1/31/1999    $10,515.46
2/28/1999     $9,653.23
3/31/1999    $10,000.00
4/30/1999    $10,140.58
5/31/1999    $10,356.14
6/30/1999    $11,227.74
7/31/1999    $11,115.28
8/31/1999    $11,087.16
9/30/1999    $11,565.13
10/31/1999   $12,286.78
11/30/1999   $13,430.18
12/31/1999   $15,342.08
1/31/2000    $14,967.20
2/29/2000    $18,125.58
3/31/2000    $17,985.00
4/30/2000    $15,960.64
5/31/2000    $14,995.31
6/30/2000    $16,747.89
7/31/2000    $15,520.15
8/31/2000    $17,385.19
9/30/2000    $16,626.05
10/31/2000   $15,454.54

Performance**                Class A          Class B          Class C
-----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------------------
One Year                      25.78%           24.86%           24.80%
Life of Fund+                 17.51            16.71            16.55

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-----------------------------------------------------------------------------
One Year                      18.55%           19.86%           23.80%
Life of Fund+                 15.29            16.00            16.55

+Inception Dates -- Class A: 9/25/97; Class B: 9/29/97; Class C: 9/29/97

* Source: TowersData, Bethesda, MD. Investment operations commenced 9/25/97. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

   The chart compares the Fund's total return with that of the S&P Small Cap 600 Index, a broad-based, unmanaged market index of 600 small capitalization stocks. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of a $10,000 hypothetical investment in the Fund and in the S&P 600 Index. An investment in the Fund's Class B shares on 9/29/97 at net asset value would have grown to $16,120 on October 31, 2000, $15,620 including applicable CDSC. An investment in the Fund's Class C shares on 9/29/97 at net asset value would have grown to $16,050 on October 31, 2000; $15,950 including applicable CDSC. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND as of October 31, 2000
-----------------------------------------------------------------------------
P E R F O R M A N C E
-----------------------------------------------------------------------------

After-Tax Performance
as of October 31, 2000

The table below sets forth the Fund's pre-tax and after-tax performance. After-tax performance reflects the impact of federal income taxes on Fund distributions of dividends and capital gains, while pre-tax performance does not. Because the objective of the Fund is to provide long-term, after-tax returns to shareholders, it is important for investors to know the effect of taxes on the Fund's return.

-----------------------------------------------------------------------------
Pre-Tax and After-Tax Average Annual Returns
at Net Asset Value for the period ended October 31, 2000

1 Year              Pre-Tax               After-Tax           Tax-Efficiency
-----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------------------
Class A              25.78%                25.78%                100.00%
Class B              24.86%                24.86%                100.00%
Class C              24.80%                24.80%                100.00%


Life of Fund*       Pre-Tax               After-Tax           Tax-Efficiency
-----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------------------
Class A              17.51%                17.51%                100.00%
Class B              16.71%                16.71%                100.00%
Class C              16.55%                16.55%                100.00%

*Inception Dates -- Class A: 9/25/97; Class B: 9/29/97; Class C: 9/29/97
Source: TowersData, Bethesda, Md
-----------------------------------------------------------------------------

Pre-tax returns are calculated by determining the percentage change in net asset value with all distributions reinvested in Fund shares. After-tax returns are calculated similarly, except that distributions are reduced by federal income taxes before reinvestment. Pre-tax and after-tax returns are identical because the Fund did not make any dividend or capital gain distributions. There can be no assurance that such distributions will not be made in the future.

The highest historical federal tax rates (currently 39.6% for dividends and 20% for capital gains) are used. The after-tax calculations do not take into account state or local taxes or the federal alternative minimum tax. If an investor sells Fund shares, any realized gains will be subject to taxes not reflected in the after-tax returns shown above.

The performance does not include the effects of the Class A shares initial sales charge (5.75% maximum) or any applicable CDSC (5.00% maximum for Class B shares and 1% for Class C shares redeemed in the first year).

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The after-tax returns shown above are not applicable to shares held in tax-deferred accounts (such as IRA or 401(k) accounts) and shares held by non-taxable entities (such as qualified pension plans and charities).

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 93.5%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Auto / Truck - Original Equipment -- 0.7%
-----------------------------------------------------------------------
Gentex Corp.(1)                               130,000      $  3,217,500
-----------------------------------------------------------------------
                                                           $  3,217,500
-----------------------------------------------------------------------
Banks - West / Southwest -- 0.8%
-----------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                    120,000      $  3,997,500
-----------------------------------------------------------------------
                                                           $  3,997,500
-----------------------------------------------------------------------
Broadcasting and Radio -- 0.7%
-----------------------------------------------------------------------
Cox Radio, Inc. Class A(1)                    150,000      $  3,412,500
-----------------------------------------------------------------------
                                                           $  3,412,500
-----------------------------------------------------------------------
Business Services - Miscellaneous -- 0.7%
-----------------------------------------------------------------------
Keynote Systems, Inc.(1)                       40,000      $    960,000
NOVA Corp.(1)                                  47,000           737,312
Pivotal Corp.(1)(2)                            25,000         1,528,125
-----------------------------------------------------------------------
                                                           $  3,225,437
-----------------------------------------------------------------------
Commercial Services - Advertising -- 1.5%
-----------------------------------------------------------------------
Catalina Marketing Corp.(1)                   180,000      $  7,065,000
-----------------------------------------------------------------------
                                                           $  7,065,000
-----------------------------------------------------------------------
Commercial Services - Misc -- 4.3%
-----------------------------------------------------------------------
Diamond Technology Partners(1)                 87,000      $  3,882,375
Forrester Research, Inc.(1)                    80,000         3,285,000
Harte-Hanks Communications, Inc.              160,000         3,540,000
Heidrick and Struggles International,
Inc.(1)                                       125,000         7,726,562
Pegasus Communications Corp.(1)               150,000         2,559,375
-----------------------------------------------------------------------
                                                           $ 20,993,312
-----------------------------------------------------------------------
Commercial Services - Schools -- 4.1%
-----------------------------------------------------------------------
Apollo Group, Inc.(1)                         135,000      $  5,281,875
Career Education Corp.(1)                     135,000         5,222,812
Devry, Inc.(1)                                250,000         9,234,375
-----------------------------------------------------------------------
                                                           $ 19,739,062
-----------------------------------------------------------------------
Commercial Services - Staffing -- 0.9%
-----------------------------------------------------------------------
On Assignment, Inc.(1)                        170,000      $  4,281,875
-----------------------------------------------------------------------
                                                           $  4,281,875
-----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Communications Services -- 0.5%
-----------------------------------------------------------------------
SBA Communications Corp.(1)                    50,000      $  2,506,250
-----------------------------------------------------------------------
                                                           $  2,506,250
-----------------------------------------------------------------------
Computer - Local Networks -- 1.4%
-----------------------------------------------------------------------
Proxim, Inc.(1)                               110,000      $  6,668,750
-----------------------------------------------------------------------
                                                           $  6,668,750
-----------------------------------------------------------------------
Computer - Memory Devices -- 0.2%
-----------------------------------------------------------------------
Microchip Technology, Inc.(1)                  36,000      $  1,138,500
-----------------------------------------------------------------------
                                                           $  1,138,500
-----------------------------------------------------------------------
Computer Services -- 5.4%
-----------------------------------------------------------------------
Acxiom Corp.(1)                               165,000      $  6,641,250
Affiliated Computer Services, Inc.,
Class A(1)                                     40,000         2,227,500
BISYS Group, Inc. (The)(1)                    200,000         9,425,000
Globix Corp.(1)                                50,000           506,250
Iron Mountain, Inc.(1)                        185,000         6,255,312
Predictive Systems, Inc.(1)                    71,700           994,837
-----------------------------------------------------------------------
                                                           $ 26,050,149
-----------------------------------------------------------------------
Computer Software - Desktop -- 2.0%
-----------------------------------------------------------------------
NetIQ Corp.(1)                                 95,000      $  8,181,875
Verity, Inc.(1)                                70,000         1,645,000
-----------------------------------------------------------------------
                                                           $  9,826,875
-----------------------------------------------------------------------
Computer Software - Enterprise -- 3.4%
-----------------------------------------------------------------------
Peregrine Systems, Inc.(1)                     90,000      $  2,160,000
SERENA Software, Inc.(1)                      190,000         9,666,250
TIBCO Software, Inc.(1)                        48,000         3,024,000
Veritas Software Corp.(1)                      13,500         1,903,711
-----------------------------------------------------------------------
                                                           $ 16,753,961
-----------------------------------------------------------------------
Computer Software - Finance -- 1.2%
-----------------------------------------------------------------------
Advent Software, Inc.(1)                      100,000      $  5,981,250
-----------------------------------------------------------------------
                                                           $  5,981,250
-----------------------------------------------------------------------
Computer Software - Medical -- 1.1%
-----------------------------------------------------------------------
Cerner Corp.(1)                                85,000      $  5,264,687
-----------------------------------------------------------------------
                                                           $  5,264,687
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Computer Software - Security -- 1.4%
-----------------------------------------------------------------------
Digimarc Corp.(1)                              15,000      $    224,062
HNC Software, Inc.(1)                          70,000         1,421,875
WatchGuard Technologies, Inc.(1)              105,000         5,250,000
-----------------------------------------------------------------------
                                                           $  6,895,937
-----------------------------------------------------------------------
Electric Products - Miscellaneous -- 0.4%
-----------------------------------------------------------------------
Pemstar Inc.(1)                               145,000      $  2,120,625
-----------------------------------------------------------------------
                                                           $  2,120,625
-----------------------------------------------------------------------
Electronic Manufacturing Services -- 0.4%
-----------------------------------------------------------------------
Plexus Corp.(1)                                30,000      $  1,891,875
-----------------------------------------------------------------------
                                                           $  1,891,875
-----------------------------------------------------------------------
Electronics - Scientific Instruments -- 1.6%
-----------------------------------------------------------------------
Millipore Corp.                               110,000      $  5,775,000
Newport Corp.                                  16,200         1,850,090
-----------------------------------------------------------------------
                                                           $  7,625,090
-----------------------------------------------------------------------
Electronics - Semiconductor Equipment -- 1.1%
-----------------------------------------------------------------------
Dupont Photomasks, Inc.(1)                     62,500      $  3,507,812
Numerical Technologies, Inc.(1)                85,000         1,742,500
-----------------------------------------------------------------------
                                                           $  5,250,312
-----------------------------------------------------------------------
Electronics - Semiconductor Manufacturing -- 12.6%
-----------------------------------------------------------------------
Actel Corp.(1)                                100,000      $  3,662,500
Alpha Industries, Inc.(1)                     100,000         3,987,500
Applied Micro Circuits Corp.(1)               142,660        10,895,657
Dallas Semiconductor Corp.                    210,000         8,321,250
Elantec Semiconductor, Inc.(1)                 80,000         8,900,000
Exar Corp.(1)                                 120,000         5,362,500
Micrel, Inc.(1)                               116,000         5,249,000
Pericom Semiconductor Corp.(1)                155,000         4,107,500
Pixelworks, Inc.(1)                            35,000         1,165,937
PMC-Sierra, Inc.(1)                            34,000         5,763,000
Qlogic Corp.(1)                                22,500         2,176,875
QuickLogic Corp.(1)                            11,900           105,613
Vitesse Semiconductor Corp.(1)                 25,000         1,748,437
-----------------------------------------------------------------------
                                                           $ 61,445,769
-----------------------------------------------------------------------
Electronics - Semiconductors -- 0.6%
-----------------------------------------------------------------------
Celeritek, Inc.(1)                             48,000      $  1,587,000
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Electronics - Semiconductors (continued)
-----------------------------------------------------------------------
Three-Five Systems, Inc.(1)                    45,000      $  1,552,500
-----------------------------------------------------------------------
                                                           $  3,139,500
-----------------------------------------------------------------------
Energy - Other -- 0.2%
-----------------------------------------------------------------------
H Power Corp.(1)                               40,000      $    852,500
-----------------------------------------------------------------------
                                                           $    852,500
-----------------------------------------------------------------------
Finance - Equity REIT -- 0.2%
-----------------------------------------------------------------------
Pinnacle Holdings, Inc.(1)                     75,000      $  1,181,250
-----------------------------------------------------------------------
                                                           $  1,181,250
-----------------------------------------------------------------------
Finance - Investment Bankers -- 0.9%
-----------------------------------------------------------------------
National Discounts Brokers Group,
Inc.(1)                                        88,000      $  4,284,500
-----------------------------------------------------------------------
                                                           $  4,284,500
-----------------------------------------------------------------------
Finance - Investment Management -- 1.4%
-----------------------------------------------------------------------
Waddell & Reed Financial, Inc., Class A       210,000      $  6,693,750
-----------------------------------------------------------------------
                                                           $  6,693,750
-----------------------------------------------------------------------
Financial Services - Miscellaneous -- 0.5%
-----------------------------------------------------------------------
CompuCredit Corp.(1)                           77,000      $  2,377,375
-----------------------------------------------------------------------
                                                           $  2,377,375
-----------------------------------------------------------------------
Internet - Isp / Content -- 1.7%
-----------------------------------------------------------------------
About.com, Inc.(1)                             52,000      $  1,248,000
Commerce One, Inc.(1)                          20,000         1,283,750
DigitalThink, Inc.(1)                          72,000         2,536,877
Internet.com Corp.(1)                         155,000         3,225,938
-----------------------------------------------------------------------
                                                           $  8,294,565
-----------------------------------------------------------------------
Internet - Network Security / Solutions -- 1.5%
-----------------------------------------------------------------------
Netegrity, Inc.(1)                             64,000      $  4,992,000
Scient Corp.(1)                               120,000         2,160,000
-----------------------------------------------------------------------
                                                           $  7,152,000
-----------------------------------------------------------------------
Internet - Software -- 4.1%
-----------------------------------------------------------------------
Bluestone Software, Inc.(1)                   125,000      $  2,687,500
Interwoven, Inc.(1)                           100,000        10,075,000
Proxicom, Inc.(1)                             175,000         2,362,500
Retek Inc.(1)                                  87,012         3,431,536

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Internet - Software (continued)
-----------------------------------------------------------------------
SilverStream Software, Inc.(1)                 68,000      $  1,530,000
-----------------------------------------------------------------------
                                                           $ 20,086,536
-----------------------------------------------------------------------
Leisure - Products -- 0.3%
-----------------------------------------------------------------------
Callaway Golf Co.                              95,000      $  1,520,000
-----------------------------------------------------------------------
                                                           $  1,520,000
-----------------------------------------------------------------------
Machinery - Mtl Hdlg / Autumn -- 0.4%
-----------------------------------------------------------------------
Cognex Corp.(1)                                55,000      $  1,842,500
-----------------------------------------------------------------------
                                                           $  1,842,500
-----------------------------------------------------------------------
Media - Newpapers -- 0.7%
-----------------------------------------------------------------------
Belo (A.H.) Corp.                             180,000      $  3,453,750
-----------------------------------------------------------------------
                                                           $  3,453,750
-----------------------------------------------------------------------
Media - Radio / TV -- 2.6%
-----------------------------------------------------------------------
Entercom Communications Corp.(1)              225,000      $  8,817,188
Sirius Satellite Radio, Inc.(1)                75,000         3,768,750
-----------------------------------------------------------------------
                                                           $ 12,585,938
-----------------------------------------------------------------------
Medical - Biomed / Genetics -- 5.3%
-----------------------------------------------------------------------
Aviron(1)                                       5,300      $    346,488
Cell Therapeutics, Inc.(1)                     25,000         1,672,265
Cephalon, Inc.(1)                              40,000         2,145,000
Decode Genetics, Inc.(1)                       70,000         1,470,000
Genzyme Transgenics Corp.(1)                  101,000         2,165,188
Human Genome Sciences, Inc.(1)                 68,000         6,010,561
Millennium Pharmaceuticals(1)                  28,000         2,031,750
PRAECIS Pharmaceuticals, Inc.(1)               27,850           706,694
Tanox, Inc.(1)                                 35,000         1,303,750
Vertex Pharmaceuticals, Inc.(1)                84,000         7,821,190
-----------------------------------------------------------------------
                                                           $ 25,672,886
-----------------------------------------------------------------------
Medical - Drug / Diversified -- 0.1%
-----------------------------------------------------------------------
POZEN, Inc.(1)                                 28,500      $    456,000
-----------------------------------------------------------------------
                                                           $    456,000
-----------------------------------------------------------------------
Medical - Ethical Drugs -- 0.3%
-----------------------------------------------------------------------
United Therapeutics Corp.(1)                   26,000      $  1,391,000
-----------------------------------------------------------------------
                                                           $  1,391,000
-----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Medical - Hospitals -- 1.3%
-----------------------------------------------------------------------
Province Healthcare Co.(1)                    150,000      $  6,318,750
-----------------------------------------------------------------------
                                                           $  6,318,750
-----------------------------------------------------------------------
Medical - Instruments -- 0.6%
-----------------------------------------------------------------------
Novoste Corp.(1)                              115,702      $  2,921,476
-----------------------------------------------------------------------
                                                           $  2,921,476
-----------------------------------------------------------------------
Medical / Dental / Services -- 0.8%
-----------------------------------------------------------------------
Renal Care Group, Inc.(1)                     160,000      $  3,760,000
-----------------------------------------------------------------------
                                                           $  3,760,000
-----------------------------------------------------------------------
Medical Products -- 4.7%
-----------------------------------------------------------------------
Cyberonics, Inc.(1)                            25,000      $    581,250
Cytyc Corp.(1)                                 87,500         5,193,948
Haemonetics Corp.(1)                           90,000         2,115,000
MiniMed, Inc.(1)                              122,000         8,898,375
Resmed, Inc.(1)                               175,000         4,462,500
Thermo Cardiosystems, Inc.(1)                 196,400         1,608,025
-----------------------------------------------------------------------
                                                           $ 22,859,098
-----------------------------------------------------------------------
Metal Ores - Misc -- 0.3%
-----------------------------------------------------------------------
Stillwater Mining Co.(1)                       55,000      $  1,595,000
-----------------------------------------------------------------------
                                                           $  1,595,000
-----------------------------------------------------------------------
Metals - Industrial -- 0.0%
-----------------------------------------------------------------------
AMT International Mining Corp.(1)(2)          817,200      $    133,776
Formation Capital Corp.(1)(2)                 400,000            94,280
-----------------------------------------------------------------------
                                                           $    228,056
-----------------------------------------------------------------------
Networking Equipment -- 0.2%
-----------------------------------------------------------------------
Ixia(1)                                        42,100      $    986,718
-----------------------------------------------------------------------
                                                           $    986,718
-----------------------------------------------------------------------
Office - Equipment & Automation -- 1.3%
-----------------------------------------------------------------------
InFocus Corp.(1)                              140,000      $  6,186,250
-----------------------------------------------------------------------
                                                           $  6,186,250
-----------------------------------------------------------------------
Oil & Gas - Field Services -- 1.5%
-----------------------------------------------------------------------
Core Laboratories NV(1)(2)                    130,000      $  2,803,125
Varco International, Inc.(1)                   69,625         1,201,031

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------

Oil & Gas - Field Services (continued)
-----------------------------------------------------------------------
Veritas DGC, Inc.(1)                          105,000      $  3,150,000
-----------------------------------------------------------------------
                                                           $  7,154,156
-----------------------------------------------------------------------
Oil & Gas - US Exploration & Production -- 6.3%
-----------------------------------------------------------------------
Cross Timbers Oil Co.                         392,000      $  7,374,500
EOG Resources, Inc.                           100,000         3,937,500
Louis Dreyfus Natural Gas(1)                  125,000         4,007,813
Newfield Exploration Co.(1)                   100,000         3,775,000
Noble Affiliates, Inc.                        155,000         5,686,563
Nuevo Energy Co.(1)                           100,000         1,812,500
Stone Energy Corp.(1)                          33,000         1,689,600
Vintage Petroleum, Inc.                       100,000         2,112,500
-----------------------------------------------------------------------
                                                           $ 30,395,976
-----------------------------------------------------------------------
Retail - Apparel / Shoe -- 1.7%
-----------------------------------------------------------------------
Coach, Inc.(1)                                 80,000      $  1,870,000
Hot Topic, Inc.(1)                             50,000         1,712,500
Mens Wearhouse, Inc. (The)(1)                 160,000         4,680,000
-----------------------------------------------------------------------
                                                           $  8,262,500
-----------------------------------------------------------------------
Retail - Drug Stores -- 1.4%
-----------------------------------------------------------------------
Duane Reade, Inc.(1)                          230,000      $  6,713,125
-----------------------------------------------------------------------
                                                           $  6,713,125
-----------------------------------------------------------------------
Retail - Restaurants -- 0.6%
-----------------------------------------------------------------------
Sonic Corp.(1)                                 85,000      $  3,102,500
-----------------------------------------------------------------------
                                                           $  3,102,500
-----------------------------------------------------------------------
Retail / Wholesale Office Supplies -- 1.4%
-----------------------------------------------------------------------
United Stationers(1)                          230,000      $  6,914,375
-----------------------------------------------------------------------
                                                           $  6,914,375
-----------------------------------------------------------------------
Retail Super / Mini Markets -- 0.5%
-----------------------------------------------------------------------
Whole Foods Market, Inc.(1)                    55,000      $  2,543,750
-----------------------------------------------------------------------
                                                           $  2,543,750
-----------------------------------------------------------------------
Software Services -- 0.2%
-----------------------------------------------------------------------
Selectica, Inc.(1)                             40,000      $  1,055,000
-----------------------------------------------------------------------
                                                           $  1,055,000
-----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Telecommunications - Equipment -- 3.0%
-----------------------------------------------------------------------
BreezeCom Ltd.(1)                             100,000      $  1,856,250
Ditech Communications Co.(1)                   25,000           860,938
Glenayre Technologies, Inc.(1)                296,300         2,444,475
MCK Communications, Inc.(1)                   130,000         2,031,250
Tekelec(1)                                    200,000         7,362,500
-----------------------------------------------------------------------
                                                           $ 14,555,413
-----------------------------------------------------------------------
Transportation - Truck -- 0.5%
-----------------------------------------------------------------------
Swift Transportation Co., Inc.(1)             175,000      $  2,493,750
-----------------------------------------------------------------------
                                                           $  2,493,750
-----------------------------------------------------------------------
Total Common Stocks
   (identified cost $319,789,881)                          $454,382,159
-----------------------------------------------------------------------

PREFERRED STOCKS -- 0.0%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Metals - Gold -- 0.0%
-----------------------------------------------------------------------
Ashanti Goldfields Co., Ltd., Class D(3)        8,889      $          0
Ashanti Goldfields Co., Ltd., Class E(3)        8,889                 0
-----------------------------------------------------------------------
                                                           $          0
-----------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $0)                                    $          0
-----------------------------------------------------------------------

PRIVATE PLACEMENTS AND SPECIAL WARRANTS -- 0.1%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Metals - Gold -- 0.1%
-----------------------------------------------------------------------
Nevada Pacific Mining Co.(1)(3)(4)             80,000      $     56,000
Quincunx Gold Exploration (2)(3)              300,000            37,086
Western Exploration and
Development, Ltd.(1)(3)                       600,000           180,000
-----------------------------------------------------------------------
                                                           $    273,086
-----------------------------------------------------------------------
Total Private Placements and Special Warrants
   (identified cost $679,988)                              $    273,086
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

COMMERCIAL PAPER -- 6.6%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
General Electric Capital Corp.,
6.65%, 11/1/00                               $ 14,056      $ 14,056,000
Prudential Funding, 6.48%, 11/2/00             18,000        17,996,760
-----------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $32,052,760)                        $ 32,052,760
-----------------------------------------------------------------------
Total Investments -- 100.2%
   (identified cost $352,522,629)                          $486,708,005
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- (0.2)%                   $   (947,461)
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $485,760,544
-----------------------------------------------------------------------

 (1)  Non-income producing security.
 (2)  Foreign security.
 (3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
 (4)  Restricted security.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2000
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $352,522,629)        $486,708,005
Cash                                            55,944
Receivable for investments sold              6,055,450
Receivable for Fund shares sold              3,318,123
Dividends receivable                            22,064
Tax reclaim receivable                             105
Deferred organization expenses                   3,250
Prepaid expenses                                 3,817
------------------------------------------------------
TOTAL ASSETS                              $496,166,758
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for investments purchased         $  9,553,604
Payable for Fund shares redeemed               634,311
Payable to affiliate for Trustees' fees          6,594
Payable to affiliate for service fees           75,787
Accrued expenses                               135,918
------------------------------------------------------
TOTAL LIABILITIES                         $ 10,406,214
------------------------------------------------------
NET ASSETS                                $485,760,544
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $399,938,475
Accumulated net realized loss (computed
   on the basis of identified cost)        (48,363,307)
Net unrealized appreciation (computed on
   the basis of identified cost)           134,185,376
------------------------------------------------------
TOTAL                                     $485,760,544
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $145,852,230
SHARES OUTSTANDING                           8,842,457
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      16.49
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $16.49)      $      17.50
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $228,177,001
SHARES OUTSTANDING                          14,156,033
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      16.12
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $111,731,313
SHARES OUTSTANDING                           6,959,403
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      16.05
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2000
Investment Income
------------------------------------------------------
Interest                                  $  1,660,832
Dividends                                      577,226
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $  2,238,058
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  2,404,929
Trustees fees and expenses                      23,070
Distribution and service fees
   Class A                                     245,854
   Class B                                   1,854,232
   Class C                                     846,122
Transfer and dividend disbursing
   agent fees                                  443,404
Custodian fee                                  224,151
Registration fees                               52,883
Legal and accounting services                   45,319
Printing and postage                            43,179
Amortization of organization expenses            2,017
Miscellaneous                                   46,130
------------------------------------------------------
TOTAL EXPENSES                            $  6,231,290
------------------------------------------------------

NET INVESTMENT LOSS                       $ (3,993,232)
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(36,871,695)
------------------------------------------------------
NET REALIZED LOSS                         $(36,871,695)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 81,695,113
------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $ 81,695,113
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 44,823,418
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 40,830,186
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             OCTOBER 31, 2000  OCTOBER 31, 1999
----------------------------------------------------------------------------
From operations --
   Net investment loss                    $     (3,993,232) $     (1,698,056)
   Net realized loss                           (36,871,695)         (450,503)
   Net change in unrealized
      appreciation (depreciation)               81,695,113        49,500,381
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $     40,830,186  $     47,351,822
----------------------------------------------------------------------------
Transactions in shares of beneficial
   interest --
   Proceeds from sale of shares
      Class A                             $     97,445,679  $     27,988,976
      Class B                                  116,958,589        37,931,704
      Class C                                   72,139,560        18,010,905
   Issued in reorganization of Eaton
      Vance Worldwide Developing
      Resources Fund
      Class A                                           --           147,201
      Class B                                           --         4,338,847
   Cost of shares redeemed
      Class A                                  (21,227,301)      (12,227,473)
      Class B                                  (16,442,414)      (13,801,410)
      Class C                                   (6,897,280)       (5,918,511)
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $    241,976,833  $     56,470,239
----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $    282,807,019  $    103,822,061
----------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------
At beginning of year                      $    202,953,525  $     99,131,464
----------------------------------------------------------------------------
AT END OF YEAR                            $    485,760,544  $    202,953,525
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                      CLASS A
                                  ------------------------------------------------
                                               YEAR ENDED OCTOBER 31,
                                  ------------------------------------------------
                                    2000         1999        1998        1997(1)
----------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 13.110     $ 9.460     $ 9.740       $10.000
----------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------
Net investment income (loss)      $ (0.062)    $(0.053)    $(0.040)      $ 0.008
Net realized and unrealized
   gain (loss)                       3.442       3.703      (0.240)       (0.268)
----------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $  3.380     $ 3.650     $(0.280)      $(0.260)
----------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 16.490     $13.110     $ 9.460       $ 9.740
----------------------------------------------------------------------------------

TOTAL RETURN(2)                      25.78%      38.58%      (2.87)%       (2.60)%
----------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $145,852     $57,518     $28,035       $ 3,925
Ratios (As a percentage of
   average daily net assets):
   Expenses                           1.07%       1.04%       1.21%         0.63%(3)
   Net investment income
      (loss)                         (0.49)%     (0.55)%     (0.57)%        1.83%(3)
Portfolio Turnover                      77%         80%        110%            7%
----------------------------------------------------------------------------------

 (1) For the period from the start of business, September 25, 1997, to October 31, 1997.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       CLASS B
                                  -------------------------------------------------
                                               YEAR ENDED OCTOBER 31,
                                  -------------------------------------------------
                                    2000         1999         1998        1997(1)
-----------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 12.910     $  9.390     $ 9.740       $10.000
-----------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------
Net investment income (loss)      $ (0.167)    $ (0.128)    $(0.090)      $ 0.005
Net realized and unrealized
   gain (loss)                       3.377        3.648      (0.260)       (0.265)
-----------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $  3.210     $  3.520     $(0.350)      $(0.260)
-----------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 16.120     $ 12.910     $ 9.390       $ 9.740
-----------------------------------------------------------------------------------

TOTAL RETURN(2)                      24.86%       37.49%      (3.59)%       (2.60)%
-----------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $228,177     $105,949     $52,641       $ 8,613
Ratios (As a percentage of
   average daily net assets):
   Expenses                           1.82%        1.81%       2.04%         1.37%(3)
   Net investment income
      (loss)                         (1.24)%      (1.33)%     (1.41)%        1.13%(3)
Portfolio Turnover                      77%          80%        110%            7%
-----------------------------------------------------------------------------------

 (1) For the period from the commencement of offering of Class B shares, September 29, 1997, to October 31, 1997.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                      CLASS C
                                  ------------------------------------------------
                                               YEAR ENDED OCTOBER 31,
                                  ------------------------------------------------
                                    2000         1999        1998        1997(1)
----------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 12.860     $ 9.370     $ 9.720       $10.000
----------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------
Net investment income (loss)      $ (0.154)    $(0.135)    $(0.092)      $ 0.003
Net realized and unrealized
   gain (loss)                       3.344       3.625      (0.258)       (0.283)
----------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $  3.190     $ 3.490     $(0.350)      $(0.280)
----------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 16.050     $12.860     $ 9.370       $ 9.720
----------------------------------------------------------------------------------

TOTAL RETURN(2)                      24.80%      37.25%      (3.60)%       (2.80)%
----------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $111,731     $39,487     $18,455       $ 2,051
Ratios (As a percentage of
   average daily net assets):
   Expenses                           1.85%       1.95%       2.21%         1.56%(3)
   Net investment income
      (loss)                         (1.27)%     (1.47)%     (1.58)%        0.90%(3)
Portfolio Turnover                      77%         80%        110%            7%
----------------------------------------------------------------------------------

 (1) For the period from the commencement of offering of Class C shares, September 29, 1997, to October 31, 1997.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Tax-Managed Emerging Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks to achieve long-term after-tax returns by investing in a diversified portfolio of equity securities of emerging growth companies. The Fund has three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryover of $46,199,705 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2005 ($56,332), on October 31, 2006 ($10,740,877), on October 31, 2007
   ($122,804), and on October 31, 2008 ($35,279,692).

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Fund is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Fund positions. Should prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All significant

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 G Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

 H Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 I Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by any available capital loss carryforwards from prior years). Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

   During the year ended October 31, 2000, the Fund reclassified amounts to reflect a decrease in accumulated net investment loss and paid-in capital of $3,993,232 due to permanent differences between book and tax accounting for operating losses. Net investment loss and net assets were not affected by these reclassifications.

3 Shares of Beneficial Interest
-------------------------------------------
   The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS A                                      2000         1999
    ------------------------------------------------------------------
    Issued in Reorganization of Eaton Vance
     Worldwide Developing Resources Fund              --       14,140
    Sales                                      5,717,246    2,514,498
    Redemptions                               (1,261,543)  (1,105,997)
    ------------------------------------------------------------------
    NET INCREASE                               4,455,703    1,422,641
    ------------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS B                                      2000         1999
    ------------------------------------------------------------------
    Issued in Reorganization of Eaton Vance
     Worldwide Developing Resources Fund              --      420,838
    Sales                                      6,935,523    3,449,811
    Redemptions                                 (986,193)  (1,272,063)
    ------------------------------------------------------------------
    NET INCREASE                               5,949,330    2,598,586
    ------------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS C                                      2000         1999
    ------------------------------------------------------------------
    Sales                                      4,304,712    1,646,502
    Redemptions                                 (415,125)    (546,560)
    ------------------------------------------------------------------
    NET INCREASE                               3,889,587    1,099,942
    ------------------------------------------------------------------

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. EVM receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of the average daily net assets of the Fund up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2000, the fee amounted to $2,404,929.

   The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $274,997 as its portion of the sales charge on sales of Class A shares for the year ended
   October 31, 2000.

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2000, no significant amounts have been deferred.

   Certain officers and Trustees of the Fund are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,438,037 and $635,379 for Class B and C shares, respectively, to or payable to EVD for the year ended October 31, 2000, representing 0.75% of the average daily net assets for Class B and Class C shares respectively. At October 31, 2000, the amount of Uncovered Distribution Charges EVD calculated under the Plans was approximately $8,257,000 and $5,888,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2000 amounted to $245,854, $416,195 and $210,743 for Class A, Class B and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends on capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). For Class B the CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within 12 months of purchase.

   No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see
   Note 5). CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $1,762,000 and $29,000 of CDSCs paid by shareholders of Class B and Class C shares, respectively, during the year ended October 31, 2000.

7 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $489,146,834 and $275,099,953, respectively, for the year ended October 31, 2000.

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

8 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2000, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $354,686,231
    ------------------------------------------------------
    Gross unrealized appreciation             $148,562,380
    Gross unrealized depreciation              (16,540,606)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $132,021,774
    ------------------------------------------------------

9 Financial Instruments
-------------------------------------------
   The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   The Fund did not have any open obligations under these financial instruments at October 31, 2000.

10 Line of Credit
-------------------------------------------
   The Fund participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating funds and portfolios at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2000.

11 Fund Reorganization
-------------------------------------------
   Effective December 18, 1998, the Fund acquired the net assets of Eaton Vance Worldwide Developing Resources Fund, pursuant to an Agreement and Plan of Reorganization dated October 19, 1998. In accordance with the agreement, the Fund, at closing, issued shares as follows:

                                                                          NET ASSET
                                               SHARES   AGGREGATE VALUE     VALUE
    CLASS                                      ISSUED   OF SHARES ISSUED  PER SHARE
    -------------------------------------------------------------------------------
    Class A                                    14,140      $  147,201      $10.41
    Class B                                   420,838      $4,338,847      $10.31

   The net assets acquired, including unrealized net depreciation at the date of the transaction, were as follows:

                                              ACQUIRED NET   UNREALIZED
    FUND                                         ASSETS     DEPRECIATION
    --------------------------------------------------------------------
    Eaton Vance Worldwide Developing
     Resources                                 $4,486,048     $182,370

   Directly after the merger, the combined net assets of the Fund were $124,064,338. The net asset value of each class was $10.41 and $10.31 for Class A and Class B, respectively.

12 Restricted Securities
-------------------------------------------
   At October 31, 2000, the Fund owned the following securities (representing 0.01% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                                              DATE OF
    DESCRIPTION                               ACQUISITION  SHARES/FACE  COST     FAIR VALUE
    ---------------------------------------------------------------------------------------
    PRIVATE PLACEMENTS AND SPECIAL WARRANTS
    Nevada Pacific Mining Co.                   12/21/98        80,000  $80,000  $   56,000

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE TAX-MANAGED EMERGING GROWTH FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Tax-Managed Emerging Growth Fund (the Fund) as of October 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2000 and 1999, and the financial highlights for each of the years in the three-year period ended October 31, 2000, and the period from the start of business, September 25, 1997, to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Emerging Growth Fund at October 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 8, 2000

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND AS OF OCTOBER 31, 2000

INVESTMENT MANAGEMENT

Officers

James B. Hawkes
President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Armin J. Lang
Vice President

Michael R. Mach
Vice President

Robert B. MacIntosh
Vice President

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University Graduate
School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

                       THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT ADVISER AND ADMINISTRATOR OF
EATON VANCE TAX-MANAGED EMERGING GROWTH FUND
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02904-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022







EATON VANCE TAX-MANAGED EMERGING GROWTH FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

130-12/00                                                                  MGSRC